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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement of Atari, Inc. on Form S-8 of our report dated July 11, 2003 appearing in this Annual Report on Form 10K of Atari, Inc. for the nine months ended March 31, 2003.





New York, New York
July 11, 2003